                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20579


                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 21, 1995


                           SOFTKEY INTERNATIONAL INC.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                              0-13069                  94-2562108
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(State or other                     (Commission               (IRS Employer
jurisdiction of                     File Number)           Identification No.)
incorporation)


One Athenaeum Street, Cambridge, Massachusetts                            02142
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code: (617) 494-1200


                                      N/A

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         (Former Name or Former Address, if Changed Since Last Report)


                             Total Number of Pages:
                        Exhibit Index Appears on Page 4


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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a) Financial Statements of Business Acquired. Financial Statements of the Business Acquired are filed as
                        Exhibit 99.2 hereto.

            (b) Pro Forma Financial Information. Pro forma financial information is filed as Exhibit
                        99.3 hereto.

            (c)         Exhibits.

                        2.1         Share Purchase Agreement dated
                                    July 21, 1995 by and among
                                    SoftKey International Inc., a
                                    Delaware Corporation (the
                                    "Company"), Ziff-Davis Verlag
                                    GmbH, a German limited liability
                                    company ("Ziff-Davis"), and
                                    Helmut Kunkel ("Kunkel")
                                    (previously filed).

                         2.2        Earn-Out Agreement (the
                                    "Earn-Out Agreement") dated
                                    July 21, 1995 by and between
                                    the Company and Kunkel
                                    (previously filed).

                         23.1       Written Consent of Deloitte &
                                    Touche GmbH.

                         99.1       Press release dated
                                    July 25, 1995
                                    (previously filed).

                         99.2       Financial Statements of Business
                                    Acquired (filed herewith).

                         99.3       Pro Forma Financial Information
                                    (filed herewith).


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                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SOFTKEY INTERNATIONAL INC.
                                       --------------------------
                                       (Registrant)


                                       By:
                                          -----------------------
                                          R. Scott Murray
                                          Chief Financial Officer


September            , 1995
---------------------------
(Date)



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                                 Exhibit Index

Exhibit                                                                    Page
  No.             Exhibit Description                                       No.
-------           -------------------                                      ----
2.1               Share Purchase Agreement dated July 21,
                  1995 by and among the Company, Ziff-Davis
                  and Kunkel (previously filed).

2.2 Earn-Out Agreement dated July 21, 1995 by and between the Company and Kunkel
                  (previously filed).

23.1              Written Consent of Deloitte & Touche GmbH

99.1              Press Release dated July 25, 1995
                  (previously filed).

99.2              Financial Statements of Business Acquired
                  (filed herewith).

99.3              Pro Forma Financial Information (filed
                  herewith).



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